UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2016 (January 27, 2016)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3801 Old Greenwood Road

Fort Smith, Arkansas 72903

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐                            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.                               AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 27, 2016, the Board of Directors (the “Board”) of ArcBest Corporation (the “Company”) adopted the Fourth Amended and Restated Bylaws of the Company (the “Bylaws”), effective as of such date, in order to establish the position of Lead Independent Director.  Pursuant to the Bylaws, if the Chairman of the Board is not an independent director, then the independent directors shall elect one of the independent directors to serve as the Lead Independent Director, who shall, among other responsibilities set forth in Section 3.3 of the Bylaws, call and chair all meetings of independent directors and, in the Chairman of the Board’s absence, chair all meetings of the Company’s stockholders and of the Board.

The foregoing summary is qualified in its entirety by reference to the full text of the Bylaws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 8.01.          OTHER EVENTS

On January 27, 2016, the Company announced that Robert A. Young III will be retiring at the conclusion of the Company’s 2016 annual meeting of stockholders (the “2016 Annual Meeting”), which is expected to be held in April 2016.  Mr. Young has served as a director since 1970 and as Chairman of the Board since 2004, and from 1988 to 2006, he served as the Company’s Chief Executive Officer.

In light of Mr. Young’s upcoming retirement, on January 27, 2016, the Board, upon the recommendation of its Nominating/Corporate Governance Committee, elected Judy R. McReynolds, the Company’s President and Chief Executive Officer, to succeed Mr. Young as Chairman of the Board, effective immediately following the 2016 Annual Meeting, contingent upon Ms. McReynolds’ re-election as a director at the 2016 Annual Meeting.  Ms. McReynolds will retain her responsibilities as President and Chief Executive Officer of the Company

Also on January 27, 2016, the independent directors of the Board, upon the recommendation of the Board’s Nominating/Corporate Governance Committee, elected Steven L. Spinner to serve as the Lead Independent Director, effective immediately following the 2016 Annual Meeting, contingent upon his re-election as a director at the 2016 Annual Meeting.

A copy of the Company’s press release announcing the above developments is attached hereto as Exhibit 99.1

ITEM 9.01.          EXHIBITS

(d) Exhibits

Exhibit No.	Exhibit Description
3.1	Fourth Amended and Restated Bylaws of ArcBest Corporation, dated as of January 27, 2016.
99.1	Press release of ArcBest Corporation dated February 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION

(Registrant)

Date:	February 2, 2016	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Fourth Amended and Restated Bylaws of ArcBest Corporation, dated as of January 27, 2016.
99.1	Press release of ArcBest Corporation dated February 2, 2016.